UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

REALTY INCOME CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 14, 2019. Meeting Information REALTY INCOME CORPORATION Meeting Type:      Annual Meeting For Holders as of:    March 14, 2019 (close of business) Meeting Date:  May 14, 2019 Meeting Time:  9:00 a.m., Pacific Time Meeting Location:  San Diego Marriott Del Mar 11966 El Camino Real San Diego, CA 92130 You are receiving this communication because you hold shares in Realty Income Corporation.  This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy                   (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting. REALTY INCOME CORPORATION COMPUTERSHARE P.O. BOX 505005 LOUISVILLE, KY 40233-5005 E71670-P19028 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow                                     (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:     1) BY INTERNET:  www.proxyvote.com   2) BY TELEPHONE:  1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow                                          (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before April 30, 2019 to facilitate timely delivery. How To Vote E71671-P19028 Please Choose One of the Following Voting Methods Vote By Internet:  To authorize a proxy to vote your shares by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow         (located on the following page) available and follow the instructions. Vote By Mail or by Telephone:  You can authorize a proxy to vote your shares by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card. Vote In Person:  At the meeting, you will need to request a ballot to vote these shares. XXXX XXXX XXXX XXXX

 The Board of Directors recommends a vote FOR the election of the nine director nominees, FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019, FOR the resolution to approve the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion in the Proxy Statement, FOR the amendment of the Charter to increase the number of authorized shares of common stock, and FOR the advisory vote to ratify an amendment to the Bylaws to permit stockholders to propose binding amendments to the company's Bylaws. Proposal 2. Ratification of the appointment of KPMG LLP as the Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019. Proposal 1. To elect the following nine director nominees to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify: Proposal 3. Advisory vote to approve the compensation of our named executive officers.  Nominees:  1a. Kathleen R. Allen Proposal 4. Amendment of the Charter to increase the number of authorized shares of common stock.  1b. A. Larry Chapman Proposal 5. Advisory vote to ratify an amendment to the Bylaws to permit stockholders to propose binding amendments to the company's Bylaws.  1c. Reginald H. Gilyard  1d. Priya Cherian Huskins NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  1e. Gerardo I. Lopez  1f. Michael D. McKee E71672-P19028  1g. Gregory T. McLaughlin  1h. Ronald L. Merriman  1i. Sumit Roy E71673-P19028

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